December 31, 2002



                                   Annual Report
         Centennial America          ---------
         Fund, L.P.                 Management
                                   Commentaries


Performance Update

Investment Strategy Discussion

Financial Statements

LETTER TO SHAREHOLDERS

Dear Shareholder,


We are pleased to provide you with this annual report for Centennial America Fund, L.P. During the 12-month reporting period ended December 31, 2002, the Fund produced a 0.96% yield, and when taking into account the effects of compounding, a 0.97% effective yield. As of December 31, the Fund's 7-day yields, both with and without compounding, were 0.58%. These returns are primarily the result of the period's low interest rates, which remained near historical lows throughout the reporting period. 1
   Although the Fund's yield reflected the period's low short-term interest rates, the Fund successfully preserved its shareholders' capital in a highly volatile market environment for long-term financial assets. For many investors, money market funds such as Centennial America represented a safe haven from a declining stock market.
   When 2002 began, the U.S. economy was in recession and the nation was beginning to recover from the devastating effects of the September 11th attacks. To stimulate renewed economic growth, the Federal Reserve Board had reduced short-term interest rates aggressively with 11 rate cuts in 2001, driving the benchmark federal funds rate--the rate banks charge one another for overnight loans--to 1.75%, a 40-year low. Money market yields fell along with general interest rates.
   As many analysts expected, the U.S. economy began to recover from the recession in early 2002. Soon after the year began, several economic sectors began to experience signs of growth, including manufacturing and industrial production. In addition, consumer spending remained relatively strong as Americans responded to low interest rates by purchasing automobiles, buying new homes and improving existing ones. In fact, the consumer represented the economy's sole pillar of strength throughout the recession and subsequent recovery.
   Despite robust consumer spending and borrowing, corporations generally continued to curtail capital spending. Without support from the corporate sector, the economy's performance turned decidedly mixed, and many analysts became concerned that the recovery was in danger of stalling. As a result, investors began to revise their expectations of the future direction of interest rates. Many had previously believed that the Fed would raise interest rates after the recovery gained momentum. By the summer, most expected the Fed's next move to be toward lower interest rates.
   Economic signals remained mixed throughout the third quarter, contributing to growing uncertainty among investors. What's more, investors became increasingly concerned about the potential economic effects of the corporate scandals affecting a number of major U.S. corporations. Heightened international tensions related to possible war in Iraq also contributed to investors' worries. Yet, despite these concerns, troubling signs of rising unemployment and a persistently weak stock market, the economy managed to grow at a relatively strong 4% rate between July and September.
   In response to what it called a "soft patch" in the economy to start the fourth quarter of 2002, the Fed intervened in November with a 0.5 percentage-point interest-rate reduction, its first in 2002. Investors and consumers apparently responded well to this move, as the stock market began to rally.
   In this generally weak and uncertain economic environment, we looked for tactical opportunities to invest at higher yields whenever possible. In February, the Board of Trustees extended the Fund's maximum average maturity from 60 days to 90 days. This additional flexibility enabled us to capture the higher yields of longer dated securities and lock in rates for as long as practical while interest rates declined. At times during the year, the Fund's weighted average maturity extended beyond 80 days. At the end of December, the Fund's weighted average maturity ranged between 60 and 70 days, reflecting year-end factors that typically arise.

1. Compounded yields assume reinvestments of dividends. The Fund's investment strategy, allocations, and focus can change over time.

   From a security selection standpoint, the Fund is limited in its investments to short-term debt instruments with the direct or indirect backing of the federal government. Accordingly, we found what we believed to be relatively attractive values in securities issued by U.S. government agencies, such as Fannie Mae, Freddie Mac and Ginnie Mae. We also invested a relatively large proportion of the fund's assets in repurchase agreements backed by U.S. Treasury securities.
   Looking forward, we intend to maintain a relatively constructive posture until we see convincing signs of economic strength. Accordingly, we have maintained the Fund's weighted average maturity at points that are somewhat longer than the average for our peer group. In our view, this is a prudent approach to earning competitive levels of income while helping to ensure the safety and liquidity of the assets entrusted to us.

Sincerely,



/S/ JAMES C. SWAIN                                           /S/ JOHN V. MURPHY
------------------                                           -------------------
James C. Swain                                               John V. Murphy
Chairman of the Board                                        President
Centennial America Fund, L.P.
January 23, 2003




In reviewing performance, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


                       1 | CENTENNIAL AMERICA FUND, L.P.

                                                            Financial Statements
                                                                       Pages 3-8


                       2 | CENTENNIAL AMERICA FUND, L.P.

STATEMENT OF INVESTMENTS  December 31, 2002


                                                                                                       Principal              Value
                                                                                                          Amount         See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--17.1% 1
 Undivided interest of 1.74% in joint repurchase agreement (Market Value
 $333,100,000) with PaineWebber, Inc., 1.13%, dated 12/31/02, to be repurchased at $5,800,364 on 1/2/03, collateralized by Federal National Mortgage Assn., 7%,
 3/1/32, with a value of $161,517,476 and Federal Home Loan Mortgage Corp.,
 5.50%, 1/1/33, with a value of 178,439,706 (Cost $5,800,000)                                         $5,800,000        $ 5,800,000

-----------------------------------------------------------------------------------------------------------------------------------
 Letters of Credit--5.9%
 Student Loan Marketing Assn., guaranteeing commercial paper of Nebhelp, Inc., 1.31%, 1/6/03 2
 (Cost $1,999,636)                                                                                     2,000,000          1,999,636

-----------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Agencies--97.5%
 FNMA Master Credit Facility:
 1.31%, 2/3/03                                                                                         2,500,000          2,497,089
 1.33%, 4/1/03                                                                                         2,500,000          2,491,780
 1.70%, 1/8/03                                                                                         3,000,000          2,999,008
 2.01%, 4/1/03                                                                                         2,000,000          1,989,950
-----------------------------------------------------------------------------------------------------------------------------------
 Federal Farm Credit Bank, 5%, 2/3/03                                                                  1,100,000          1,103,145
-----------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 1.28%, 2/28/03                                                                2,000,000          1,995,876
-----------------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 1.275%, 1/28/03                                                                                       2,000,000          1,998,087
 1.28%, 2/27/03                                                                                        2,000,000          1,995,947
 1.74%, 1/30/03                                                                                        2,000,000          1,997,326
 7%, 2/15/03                                                                                           1,500,000          1,509,444
-----------------------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 1.235%, 2/12/03                                                                                       2,000,000          1,997,013
 1.46%, 3/6/03                                                                                         2,500,000          2,493,511
 1.67%, 1/23/03                                                                                        2,000,000          1,997,959
 1.71%, 3/5/03                                                                                         3,000,000          2,991,023
 1.745%, 1/8/03                                                                                        2,000,000          1,999,321
 5%, 2/14/03                                                                                           1,075,000          1,079,075
                                                                                                                        -----------
 Total U.S. Government Agencies (Cost $33,135,554)                                                                       33,135,554

-----------------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $40,935,190)                                                            120.5%        40,935,190
-----------------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                                     (20.5)       (6,975,715)

 Net Assets                                                                                                100.0%       $33,959,475
                                                                                                       ============================



Footnotes to Statement of Investments

1. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.
2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,999,636, or 5.89% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Managing General Partners.

See accompanying Notes to Financial Statements.



                       3 | CENTENNIAL AMERICA FUND, L.P.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002


-----------------------------------------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (including $5,800,000 in repurchase agreements)(cost $40,935,190)--see accompanying statement  $  40,935,190
-----------------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                                       129,390
-----------------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                                          96,996
 Interest                                                                                                                    82,988
 Other                                                                                                                       16,697
                                                                                                                      -------------
 Total assets                                                                                                            41,261,261

-----------------------------------------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                                                                    4,988,869
 Shares of beneficial interest redeemed                                                                                   2,266,325
 Service plan fees                                                                                                           18,389
 Tax provision                                                                                                                7,502
 Shareholder reports                                                                                                          6,397
 Managing General Partners' compensation                                                                                        664
 Transfer and shareholder servicing agent fees                                                                                  502
 Other                                                                                                                       13,138
                                                                                                                      -------------
 Total liabilities                                                                                                        7,301,786

-----------------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                             $33,959,475
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                                                                        $33,957,939
-----------------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                                                     1,536
                                                                                                                      -------------
 Net Assets--applicable to 33,957,939 shares of beneficial interest outstanding                                         $33,959,475
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Redemption Price Per Share and Offering Price Per Share                                                     $1.00


 See accompanying Notes to Financial Statements.


                       4 | CENTENNIAL AMERICA FUND, L.P.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002


-----------------------------------------------------------------------------------------------------------------------------------
 Investment Income
 Interest                                                                                                                  $742,697

-----------------------------------------------------------------------------------------------------------------------------------
 Expenses
 Management fees                                                                                                            181,153
-----------------------------------------------------------------------------------------------------------------------------------
 Service plan fees                                                                                                           79,598
-----------------------------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                                                26,777
-----------------------------------------------------------------------------------------------------------------------------------
 Tax provision                                                                                                               25,553
-----------------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                                         13,480
-----------------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                                8,706
-----------------------------------------------------------------------------------------------------------------------------------
 Managing General Partners' compensation                                                                                      4,268
-----------------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                                    819
-----------------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                                       11,321
                                                                                                                           --------
 Total expenses                                                                                                             351,675
 Less reduction to custodian expenses                                                                                          (819)
                                                                                                                           --------
 Net expenses                                                                                                               350,856

-----------------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                                                      391,841

-----------------------------------------------------------------------------------------------------------------------------------
 Net Realized Gain on Investments                                                                                               563

-----------------------------------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                                                                      $392,404
                                                                                                                           ========



 STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended December 31,                                                                                       2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                                                                 $    391,841   $   1,625,253
-----------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                                              563             856
                                                                                                       ----------------------------
 Net increase in net assets resulting from operations                                                       392,404       1,626,109

-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders                                                            (391,841)     (1,596,905)

-----------------------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions                  (15,664,910)      6,589,915

-----------------------------------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                                                              (15,664,347)      6,619,119
-----------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                                     49,623,822      43,004,703
                                                                                                       ----------------------------
 End of period                                                                                         $ 33,959,475     $49,623,822
                                                                                                       ============================



 See accompanying Notes to Financial Statements.




                       5 | CENTENNIAL AMERICA FUND, L.P.

FINANCIAL HIGHLIGHTS

 Year Ended December 31                                       2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                        $1.00         $1.00         $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations--
 net investment income and net realized gain                   .01           .03           .05           .04           .04
 Dividends and/or distributions to shareholders               (.01)         (.03)         (.05)         (.04)         (.04)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $1.00         $1.00         $1.00         $1.00         $1.00
                                                             =============================================================

--------------------------------------------------------------------------------------------------------------------------
 Total Return 1                                               0.97%         3.27%         5.52%         3.82%         4.40%

--------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                  $33,959       $49,624       $43,005       $27,503       $22,162
--------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $40,218       $49,690       $35,333       $24,285       $19,724
--------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                        0.97%         3.27%         5.35%         3.82%         4.23%
 Expenses                                                     0.87%         0.87%         1.00%         1.32%         1.22% 3



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                       6 | CENTENNIAL AMERICA FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Centennial America Fund, L.P. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund is organized as a limited partnership and issues one class of shares, in the form of limited partnership interests. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to limited partnerships. As a limited partnership, the Fund is not subject to U.S. federal income tax, and the character of the income earned and capital gains or losses realized by the Fund flows directly through to shareholders. Beginning in 1998, according to the provisions of the 1997 Taxpayer Relief Act, the Fund will elect to be treated as an "Electing 1987 Partnership". As such it will record a U.S. Federal income tax provision equal to 3.50% of gross income.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                                            Year Ended December 31, 2002       Year Ended December 31, 2001
                                                                Shares            Amount           Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
 Sold                                                      177,080,061     $ 177,080,061       88,942,327      $ 88,942,327
 Dividends and/or distributions reinvested                     372,003           372,003        1,577,167         1,577,167
 Redeemed                                                 (193,116,974)     (193,116,974)     (83,929,579)      (83,929,579)
                                                          -----------------------------------------------------------------
 Net increase (decrease)                                   (15,664,910)    $ (15,664,910)       6,589,915      $  6,589,915
                                                          =================================================================


                       7 | CENTENNIAL AMERICA FUND, L.P.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 3. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.45% of the first $500 million of average annual net assets of the Fund and 0.40% of average annual net assets over $500 million.
--------------------------------------------------------------------------------
 Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays SSI a $14.75 per account fee.
--------------------------------------------------------------------------------
 Service Plan (12b-1) Fees. The Fund has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Fund. Reimbursement is made quarterly at an annual rate up to 20% of the average annual net assets of the Fund. During the year ended December 31, 2002, the Fund paid $79,598 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.


                       8 | CENTENNIAL AMERICA FUND, L.P.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Managing General Partners and Shareholders of Centennial America Fund,
 L.P.: We have audited the accompanying statement of assets and liabilities of Centennial America Fund, L.P., including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial America Fund, L.P. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


 Deloitte & Touche LLP

 Denver, Colorado
 January 23, 2003


                       9 | CENTENNIAL AMERICA FUND, L.P.

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       10 | CENTENNIAL AMERICA FUND, L.P.

MANAGING GENERAL PARTNERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with        Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age       Held by Managing General Partners; Number of Portfolios in Fund Complex
                                   Currently Overseen by Managing General Partner

INDEPENDENT                        The address of each Managing General Partner in the chart below is 6803 S.
MANAGING GENERAL                   Tucson Way, Centennial, CO 80112-3924. Each Managing General Partner serves for
PARTNERS                           an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                    Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds,
Chairman and Managing              President and a director (until 1997) of the Manager and Vice Chairman (until
General Partner (since 1991)       January 2, 2002) of OppenheimerFunds, Inc. (of which the Manager is a
Age: 69                            wholly-owned investment advisory subsidiary). Oversees 41 portfolios in the
                                   OppenheimerFunds complex.

William L. Armstrong,              Chairman of the following private mortgage banking companies: Cherry Creek
Managing General Partner           Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
(since 2002)                       The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
Age: 64                            (since 1997); Chairman of the following private companies: Great Frontier
                                   Insurance (insurance agency) (since 1995) and Ambassador Media Corporation
                                   (since 1984); a director of the following public companies: Storage Technology
                                   Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc.
                                   (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family Entertainment
                                   (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc.
                                   (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                                   Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                    Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Managing General Partner           of private equity funds) (until February 2001); Chairman, President and Chief
(since 1993)                       Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
Age: 71                            Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                                   Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                   A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                   (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and
                                   A.G. Edwards Trust Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                   Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice
Managing General Partner           President (from September 1987) and Treasurer (from March 1985) of
(since 2002)                       OppenheimerFunds, Inc; Vice President (from June 1983) and Treasurer (since
Age: 66                            March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of
                                   OppenheimerFunds, Inc., of which the Manager is an investment advisory subsidiary); Senior Vice President (since February 1992), Treasurer (since July
                                   1991) Assistant Secretary and a director (since December 1991) of the Manager;
                                   Vice President (since October 1989) and Treasurer (since April 1986) of
                                   HarbourView Asset Management Corporation (an investment advisory subsidiary of
                                   OppenheimerFunds, Inc.); President, Treasurer and a director (June 1989-January
                                   1990) of Centennial Capital Corporation (a prior investment advisory subsidiary of OppenheimerFunds, Inc.); Vice President and Treasurer (since August 1978) and
                                   Secretary (since April 1981) of Shareholder Services, Inc., and Vice President,
                                   Treasurer and Secretary (since November 1989) of Shareholder Financial Services,
                                   Inc. (both are transfer agent subsidiaries of OppenheimerFunds, Inc.); Assistant
                                   Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (OppenheimerFunds,
                                   Inc.'s parent holding company); Treasurer (since November 1989) of Oppenheimer
                                   Partnership Holdings, Inc. (a holding company subsidiary of OppenheimerFunds,
                                   Inc.); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset
                                   Management, Inc. (an investment advisory subsidiary of OppenheimerFunds, Inc.);
                                   Treasurer (since October 1997) of OppenheimerFunds International Ltd. and
                                   Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of
                                   OppenheimerFunds, Inc.). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,                 A member of The Life Guard of Mount Vernon, (George Washington's home)(since
Managing General Partner           June 2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and
(since 2002)                       its subsidiaries (a privately held biotech company); a partner with
Age: 64                            PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                   (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                   Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                     Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Managing General Partner           not-for-profit foundation); and a director (since October 1999) of P.R.
(since 2002)                       Pharmaceuticals (a privately held company) and UNUMProvident (an insurance
Age: 59                            company) (since June 1, 2002). Formerly Chairman and a director (until October
                                   1996) and President and Chief Executive Officer (until October 1995) of
                                   OppenheimerFunds, Inc.; President, Chief Executive Officer and a director of
                                   Oppenheimer Acquisition Corp., Shareholders Services Inc. and Shareholder
                                   Financials Services, Inc. (until October 1995). Oversees 41 portfolios in the
                                   OppenheimerFunds complex.



                       11 | CENTENNIAL AMERICA FUND, L.P.

MANAGING GENERAL PARTNERS AND OFFICERS  Continued

Sam Freedman,                      A trustee or director of other Oppenheimer funds. Formerly (until October 1994)
Managing General Partner           Mr. Freedman held several positions in subsidiary or affiliated companies of
(since 1996)                       OppenheimerFunds, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.
Age: 62

Beverly L. Hamilton,               Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Managing General Partner           Investment Fund (open-end investment companies); Director of MML Services (since
(since 2002)                       April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
Age: 56                            (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                   (since February 2002); a trustee (since February 2000) of Monterey International
                                   Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                   Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                   Foundation, the University of Michigan and Hartford Hospital. Formerly,
                                   President (February 1991-April 2000) ARCO Investment Management Company.
                                   Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                  Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S.
Managing General Partner           Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization)
(since 2002)                       (since 1986) and a trustee of the Gallagher Family Foundation (since 2000).
Age: 58                            Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly
                                   Colorado National Bank,) (July 1996-April 1, 1999) and a director of Commercial
                                   Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,          Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Managing General Partner           Investment Fund (open-end investment companies); Trustee and Chairman (since May
(since 2000)                       1987) of the investment committee for the Worcester Polytech Institute;
Age: 60                            President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of
                                   Springfield; Member of the investment committee of the Community Foundation of
                                   Western Massachusetts (since 1998). Formerly, Chairman (January 1999-July 1999)
                                   of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive
                                   Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS Bank
                                   (formerly Springfield Institution for Savings) and Executive Vice President
                                   (January 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 41
                                   portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED                         The address of Mr. Grabish in the chart below is 6803 S. Tucson Way, Centennial,
MANAGING GENERAL                   CO 80112-3924. Mr. Grabish serves for an indefinite term, until his resignation,
PARTNER                            retirement, death or removal.

Richard F. Grabish,                Senior Vice President, Assistant Director of Sales and Marketing (since March
Managing General Partner           1997), and Manager of Private Client Services (since June 1985) for A.G. Edwards
(since 2002)                       & Sons, Inc. (broker/dealer and investment firm). Chairman and Chief Executive
Age: 53                            Officer (since March 2001) of A.G. Edwards Trust Company; Director (since March
                                   1988) of A.G. Edwards & Sons, Inc. Formerly (until March 1987) President and
                                   Vice Chairman of A.G. Edwards Trust Company. Oversees 6 portfolios in the
                                   OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                           The address of the Officers in the chart below is as follows: for Messrs. Murphy and Zack, 498 Seventh Avenue, New York, NY 10018, for Messrs. Weiss and Wixted
                                   and Ms. Wolf, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, retirement, death or removal.

John V. Murphy,                    Director (since November 2001) of the Manager; Chairman, Chief Executive Officer
President (since 2001)             and director (since June 2001) and President (since September 2000) of
Age: 53                            OppenheimerFunds, Inc.; President and a trustee or director of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer Acquisition
                                   Corp. and of Oppenheimer Partnership Holdings, Inc.; a director (since November
                                   2001) of OppenheimerFunds Distributor, Inc.; Chairman and a director (since July
                                   2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.;
                                   President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by OppenheimerFunds, Inc.); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                                   Institutional Asset Management, Inc. (since November 2001), HarbourView Asset
                                   Management Corporation and OFI Private Investments, Inc. (since July 2002);
                                   President (since November 1, 2001) and a director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; a


                       12 | CENTENNIAL AMERICA FUND, L.P.


John V. Murphy,                    director (since November 2001) of Trinity Investment Management Corp. and
Continued                          Tremont Advisers, Inc. (investment advisory affiliates of OppenheimerFunds,
                                   Inc.); Executive Vice President (since February 1997) of Massachusetts Mutual
                                   Life Insurance Company (OppenheimerFunds, Inc.'s parent company); a director
                                   (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly Chief Operating Officer
                                   (September 2000-June 2001) of OppenheimerFunds, Inc.; President and trustee
                                   (November 1999-November 2001) of MML Series Investment Fund and MassMutual
                                   Institutional Funds (open-end investment companies); a director (September
                                   1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive
                                   Officer and director (September 1999-August 2000) of MML Bay State Life
                                   Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                   Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp). An officer of 85 portfolios in the OppenheimerFunds complex.

Barry D. Weiss,                    Vice President of the Manager (since July 2001); formerly Assistant Vice
Vice President (since 2001)        President and Senior Credit Analyst of the Manager (February 2000-June 2001).
Age: 38                            Prior to joining the Manager in February 2000, he was Associate Director,
                                   Structured Finance, Fitch IBCA Inc. (April 1998 - February 2000); News Director,
                                   Fitch Investors Service (September 1996 - April 1998); and Senior Budget
                                   Analyst, City of New York, Office of Management & Budget (February 1990 -
                                   September 1996). An officer of 7 portfolios in the OppenheimerFunds complex.

Carol E. Wolf,                     Senior Vice President (since June 2000) of the Manager; formerly Vice President
Vice President (since 1991)        of the Manager (June 1990 - June 2000). An officer of 7 portfolios in the
Age: 50                            OppenheimerFunds complex.

Brian W. Wixted,                   Senior Vice President and Treasurer (since March 1999) of OppenheimerFunds,
Treasurer (since 1999)             Inc.; Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Age: 43                            Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                                   Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc.,
                                   OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
                                   Ltd. and Oppenheimer Millennium Funds plc (since May 2000), offshore fund management subsidiaries of OppenheimerFunds, Inc., and OFI Institutional Asset
                                   Management, Inc. (since November 2000), an investment advisory subsidiary of
                                   OppenheimerFunds, Inc.; Treasurer and Chief Financial Officer (since May 2000)
                                   of Oppenheimer Trust Company, a trust company subsidiary of OppenheimerFunds,
                                   Inc.; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
                                   and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and
                                   Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual
                                   Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                    General Counsel (since November 2001) of the Manager; Senior Vice President
Vice President and Secretary       (since May 1985) and General Counsel (since February 2002) of OppenheimerFunds,
(since 2001)                       Inc.; General Counsel and a director (since November 2001) of OppenheimerFunds
Age: 54                            Distributor, Inc.; Senior Vice President and General Counsel (since November
                                   2001) of HarbourView Asset Management Corporation; Vice President and a director
                                   (since November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                   President, General Counsel and a director (since November 2001) of Shareholder
                                   Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments,
                                   Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; a
                                   director (since November 2001) of Oppenheimer Real Asset Management, Inc.;
                                   Assistant Secretary and a director (since November 2001) of OppenheimerFunds
                                   International Ltd.; Vice President (since November 2001) of OppenheimerFunds
                                   Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition
                                   Corp.; formerly Acting General Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October 2001) of OppenheimerFunds, Inc.;
                                   Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001);
                                   OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
                                   (October 1997-November 2001). An officer of 85 portfolios in the
                                   OppenheimerFunds complex.




The Fund's Statement of Additional Information contains additional information about the Fund's Managing General Partners and is available without change upon request.


                       13 | CENTENNIAL AMERICA FUND, L.P.


CENTENNIAL AMERICA FUND, L.P.

---------------------------------------------------------------------------------------------------------------------------
 Investment Advisor           OppenheimerFunds, Inc.

---------------------------------------------------------------------------------------------------------------------------
 Distributor                  Centennial Asset Management Corporation

---------------------------------------------------------------------------------------------------------------------------
 Sub-Distributor              OppenheimerFunds Distributor, Inc.

---------------------------------------------------------------------------------------------------------------------------
 Transfer and Shareholder     Shareholder Services, Inc.
 Servicing Agent

---------------------------------------------------------------------------------------------------------------------------
 Independent Auditors         Deloitte & Touche LLP

---------------------------------------------------------------------------------------------------------------------------
 Legal Counsel to the Fund    Myer, Swanson, Adams & Wolf, P.C.

---------------------------------------------------------------------------------------------------------------------------
 Legal Counsel to the         Mayer Brown Rowe & Maw
 Independent Managing
 General Partners

                              For more complete information about Centennial America Fund, L.P., please refer to the
                              Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset
                              Management Corp. at 1.800.525.9310 (inside U.S.) or 1.303.768.3200 (outside U.S.) Please read the prospectus carefully before you invest any money.


RA0870.001.1202  February 28, 2003